UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-05189

THE SPAIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  November 30, 2006

Date of reporting period:    May 31, 2006


ITEM 1.  REPORTS TO STOCKHOLDERS.


The Spain Fund


Semi-Annual Report
May 31, 2006


SEMI-ANNUAL REPORT


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


Investment Products Offered
-----------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
-----------------------------

The Fund's Board of Directors approved amended and restated by-laws for the Fund effective July 1, 2006. The by-laws are an exhibit to the Fund's most recently filed report on Form N-SAR, which is on file with the SEC and may be accessed via the SEC's website which is at www.sec.gov. A copy is also available upon written request to the Secretary of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein(R) at
(800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


July 18, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for The Spain Fund (the "Fund") for the semi-annual reporting period ended May 31, 2006. The Fund is a closed-end fund that trades under the New York Stock Exchange Symbol "SNF".

Investment Objective and Policies

The Fund is a closed-end fund that seeks long-term capital appreciation through investment primarily in the equity securities of Spanish companies. The Fund will, under normal circumstances, invest at least 80% of its total net assets in Spanish equity securities. The Fund may invest up to 35% of its total assets in fixed-income instruments issued by the Spanish government and its agencies or instrumentalities or by supranational organizations and multinational companies rated AA or better by Standard & Poor's Corporation or Aa or better by Moody's Investors Service. The Fund may invest up to 25% of its total assets in unlisted securities of Spanish companies which are not readily marketable. For more information regarding the Fund's risks, please see "A Word About Risk" on page 3 and "Note E--Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 15.

Investment Results

The table on page 4 shows the Fund's performance compared to its new benchmark, the Morgan Stanley Capital International (MSCI) Spain Index, and its old benchmarks, the Madrid General Index and the IBEX 35 Index, for the six- and 12-month periods ended May 31, 2006. The Fund's benchmark was changed because the country-specific MSCI Spain Index is a better measure of the Spanish equity market.

The Fund slightly underperformed its new benchmark, the MSCI Spain Index, for the six-month period ended May 31, 2006. The Fund's underperformance was due to its holdings in the energy sector, as well as its exposure to media. Spain's oil company was affected negatively by the change in Bolivia's government which impacted energy returns. Nonetheless, the Fund's double-digit performance during this period is attributed to its overweight position in insurance and construction, and an underweight position in telecommunications. A holding in the telephone directory sector also contributed positively to Fund performance.

During the 12-month period ended May 31, 2006, the Fund also underperformed its new benchmark, the MSCI Spain Index. The Fund's underperformance during this timeframe was a result of an overweight position in media, air transportation and energy, and an underweight position in financials and basic materials, in particular small-cap stocks. The Fund's overweight position in construction and an underweight position in telecommunications added to the Fund's total return during this period.

Market Review and Investment Strategy

During the six-month period ended May 31, 2006, the Spanish stock market continued to perform positively.


THE SPAIN FUND o 1


The market was backed by external factors, such as global liquidity, and internal factors, such as strong economic growth, which is ahead of Euro area growth. Spanish economic growth continued to be fostered by private consumption and construction activity, which benefited from low interest rates.

The Fund maintained an overweight position in construction but exposure to consumer stocks was reduced in anticipation of a slowdown in consumption. This slowdown has proven to be much more moderate than initially expected. An overweight position in the construction sector was maintained given attractive valuation and earnings momentum. An overweight position in energy was maintained to benefit from higher oil prices on a global basis. However, the Fund was penalized by the new Bolivian government's decision to nationalize oil assets, as Spanish energy companies have exposure to Bolivia. The Fund continued to maintain an overweight position in energy transmission stocks which delivered strong positive performance over the six-month period. The Fund has also maintained an underweight position in financials and telecommunication stocks; a position that only performed well in the case of the latter. Positions were initiated again in basic materials, mainly due to a better pricing environment for metals, and in a food company with significant exposure to renewable energy. These positions were chosen as alternatives to the energy sector because positive performance is expected from these companies in a scenario of higher oil prices.

During the 12-month period ended May 31, 2006, the Spanish stock market performed positively and outperformed the main European indices, benefiting from the strength of the Spanish economy and given their presence in Latin America. The Fund's portfolio managers had anticipated the strengthening of the global economy, and as a result, had maintained the Fund's overweight positions in energy, construction, and insurance, and underweight positions in defensive sectors, such as motorways and tobacco. The Fund had no exposure to the real estate sector during this timeframe. The managers believe that the property sector is peaking in the cycle given rising interest rates. However, this sector has recently been the best performing sector, driven exclusively by merger and acquisition (M&A) activity.

The most significant change in the Fund during 12-month period was a larger exposure to the electricity sector as a result of an improvement in the regulatory framework and increased M&A activity. Again, during this period, small-capitalization companies remained stronger. In particular, the industrial and real estate sectors performed well, driven by a strong global supply of liquidity and increased M&A activity. In order to benefit from this trend, the managers increased the Fund's exposure to stocks with good fundamentals and high liquidity that could be subject to M&A activity.


2 o THE SPAIN FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

The Spain Fund Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the abbreviation "SpainFd". The Fund's NYSE trading symbol is "SNF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and in other newspapers in a table called "Closed End Funds". For additional shareholder information regarding this Fund, please see page 24.

Benchmark Disclosure

Neither the unmanaged Morgan Stanley Capital International (MSCI) Spain Index, the unmanaged Madrid General Index, or the unmanaged IBEX 35 Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI Spain Index seeks to measure the performance of the Spanish equity market. It is a capitalization-weighted index that aims to capture 85% of the publicly available free float adjusted market capitalization. The Madrid General Index measures the performance of a selected number of continuous market stocks. The IBEX 35 Index is the official index of the Spanish Continuous Market and is composed of the 35 most liquid stocks traded on the Continuous Market. The indices' returns are expressed in U.S. dollars. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Investment in The Spain Fund includes risks not associated with funds that invest primarily in U.S. issues. Substantially all of the Fund's assets may be invested in Spanish securities and are subject to greater risk than would a fund with a more diversified portfolio. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Fund will invest in foreign currency denominated securities, fluctuations in the value of the Fund's investments may be magnified by changes in foreign exchange rates. Although the Fund expects to invest primarily in listed securities of established companies, it may invest up to 25% of its total assets in unlisted securities of Spanish companies which are not readily marketable, and which may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of a trading market for these types of investments, the Fund may not be able to realize their value upon sale. In general, Spanish securities markets are less liquid and more volatile than the major securities markets in the U.S. Issuers of securities in Spain are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, shareholder proxy requirements and the timely disclosure of information. Spanish accounting, auditing and financial reporting standards are not equivalent to U.S. standards and less information is available to investors in Spanish securities than to investors in U.S. securities. The Spanish securities industry is subject to less governmental regulation than the securities industry in the U.S.

Shares of closed-end investment companies that invest primarily in equity securities, in particular foreign countries or geographical areas, frequently trade at a discount from net asset value. This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value will decrease. It should be noted, however, that in some cases, shares of closed-end funds may trade at a premium. The Fund cannot predict whether its shares will trade at, above or below net asset value.


(Historical Performance continued on next page)


THE SPAIN FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


  THE FUND VS. ITS BENCHMARK                                    Returns
  PERIODS ENDED MAY 31, 2006                            6 Months       12 Months
  The Spain Fund (NAV)                                   14.28%          22.27%
  MSCI Spain Index                                       16.85%          26.50%
  Madrid General Index                                   19.57%          29.13%
  IBEX 35 Index                                          18.85%          28.74%

The Fund's Market Price per share on May 31, 2006 was $12.33. The Fund's Net Asset Value Price per share on May 31, 2006 was $11.07. For additional Financial Highlights, please see page 20.


See Historical Performance and Benchmark disclosures on previous page.


4 o THE SPAIN FUND


PORTFOLIO SUMMARY
May 31, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $96.8


SECTOR BREAKDOWN*
[ ]  33.1%  Financial Services
[ ]  32.7%  Utilities
[ ]  10.2%  Consumer Services
[ ]   9.0%  Capital Goods
[ ]   8.2%  Energy                      [PIE CHART OMITTED]
[ ]   2.7%  Consumer Staples
[ ]   2.2%  Basic Industry
[ ]   1.9%  Technology


TEN LARGEST HOLDINGS
May 31, 2006 (unaudited)

                                                                    Percent of
Company                                           U.S. $ Value      Net Assets
-------------------------------------------------------------------------------
Telefonica, SA                                     $13,518,547            14.0%
Banco Bilbao Vizcaya Argentaria, SA                 12,069,768            12.5
Banco Santander Central Hispano, SA                 11,389,175            11.8
Repsol-YPF, SA                                       7,879,454             8.1
Endesa, SA                                           4,678,694             4.8
Enagas                                               4,581,719             4.7
Red Electrica de Espana                              4,469,613             4.6
Industria de Diseno Textil (Inditex), SA             4,436,701             4.6
Grupo Ferrovial, SA                                  4,394,277             4.5
ACS, Actividades de Construccion y
  Servicios, SA                                      4,228,134             4.4
                                                   $71,646,082            74.0%


* All data are as of May 31, 2006. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

   Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


THE SPAIN FUND o 5


PORTFOLIO OF INVESTMENTS
May 31, 2006 (unaudited)

Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-99.1%
Financial Services-32.8%
Banking-Money Center-24.2%
Banco Bilbao Vizcaya Argentaria, SA(a)                 582,000     $12,069,768
Banco Santander Central Hispano, SA                    789,195      11,389,175
                                                                  ------------
                                                                    23,458,943
Banking-Regional-3.4%
Banco Pastor, SA                                        65,000       3,338,312

Insurance-5.2%
Corporacion Mapfre, SA                                 100,508       1,948,762
Grupo Catalana Occidente, SA                            24,000       3,053,091
                                                                  ------------
                                                                     5,001,853
                                                                  ------------
                                                                    31,799,108
Utilities-32.5%
Electric & Gas-18.5%
Enagas                                                 215,000       4,581,719
Endesa, SA                                             139,593       4,678,694
Iberdrola, SA                                          130,000       4,171,713
Red Electrica de Espana                                129,106       4,469,613
                                                                  ------------
                                                                    17,901,739
Telephone Utility-14.0%
Telefonica, SA                                         825,831      13,518,547
                                                                  ------------
                                                                    31,420,286
Consumer Services-10.1%
Apparel-4.6%
Industria de Diseno Textil (Inditex), SA               111,875       4,436,701

Broadcasting & Cable-3.2%
Promotora de Informaciones (Prisa), SA                 182,000       3,057,120

Printing & Publishing-2.3%
Telefonica Publicidad e Informacion, SA                210,000       2,265,933
                                                                  ------------
                                                                     9,759,754
Capital Goods-8.9%
Engineering & Construction-8.9%
ACS, Actividades de Construccion y Servicios,
  SA                                                   106,000       4,228,134
Grupo Ferrovial, SA                                     55,500       4,394,277
                                                                  ------------
                                                                     8,622,411
Energy-8.1%
International-8.1%
Repsol-YPF, SA                                         282,070       7,879,454


6 o THE SPAIN FUND


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Consumer Staples-2.6%
Food-2.6%
Ebro Puleva, SA                                        130,000      $2,543,441

Basic Industry-2.2%
Mining & Metals-2.2%
Acerinox, SA                                           125,000       2,098,485

Technology-1.9%
Computer Services-1.9%
Indra Sistemas, SA                                      93,035       1,817,946

Total Investments-99.1%
  (cost $52,919,230)                                                95,940,885
Other assets less liabilities-0.9%                                     882,708

Net Assets-100%                                                    $96,823,593


(a)  Security represents investment in an affiliate.

     See notes to financial statements.


THE SPAIN FUND o 7


STATEMENT OF ASSETS & LIABILITIES
May 31, 2006 (unaudited)

Assets
Investments in securities, at value (cost $52,919,230)             $95,940,885
Foreign cash, at value (cost $1,092,829)                             1,135,541
Dividends receivable                                                    11,115
Total assets                                                        97,087,541
Liabilities
Due to custodian                                                           182
Management fee payable                                                  71,891
Printing fee payable                                                    65,407
Legal fee payable                                                       44,958
Custody fee payable                                                     43,807
Audit fee payable                                                       22,607
Accrued expenses                                                        15,096
Total liabilities                                                      263,948
Net Assets                                                         $96,823,593
Composition of Net Assets
Capital stock, at par                                                  $87,485
Additional paid-in capital                                          53,266,572
Accumulated net realized gain on investment and foreign
  currency transactions                                                405,181
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                       43,064,355
                                                                   $96,823,593
Net Asset Value Per Share -- 100 million shares of
  capital stock authorized, $.01 par value
  (based on 8,748,519 shares outstanding)                               $11.07


See notes to financial statements.


8 o THE SPAIN FUND


STATEMENT OF OPERATIONS
Six Months Ended May 31, 2006 (unaudited)


Investment Income
Dividends--unaffiliated issuers (net of
  foreign taxes withheld of $159,844)                $905,785
Dividends--affiliated issuers (net of
  foreign taxes withheld of $32,262)                  182,818
Interest                                               11,416       $1,100,019

Expenses
Management fee                                        379,317
Legal                                                 122,173
Custodian                                              87,939
Directors' fees and expenses                           63,539
Printing                                               48,556
Audit                                                  28,983
Transfer agency                                        17,893
Registration                                           11,830
Miscellaneous                                           6,715

Total expenses                                                         766,945

Net investment income                                                  333,074

Realized and Unrealized Gain (Loss)
  on Investment and Foreign Currency
Transactions
Net realized gain on:
  Investment transactions- unaffiliated
    issuers                                                          4,668,599
  Investment transactions- affiliated
    issuers                                                            423,986
  Foreign currency transactions                                         65,178
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                        7,177,063
  Foreign currency denominated assets
    and liabilities                                                     43,576

Net gain on investment and foreign
  currency transactions                                             12,378,402

Net Increase in Net Assets from
  Operations                                                       $12,711,476


See notes to financial statements.


THE SPAIN FUND o 9


STATEMENT OF CHANGES IN NET ASSETS

                                                   Six Months
                                                      Ended        Year Ended
                                                  May 31, 2006     November 30,
                                                   (unaudited)        2005

Increase (Decrease) in Net Assets
from Operations
Net investment income                                 $333,074      $1,222,117
Net realized gain on investment and
  foreign currency transactions                      5,157,763      11,689,067
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                 7,220,639      (4,143,155)

Net increase in net assets from
  operations                                        12,711,476       8,768,029
Dividends and Distributions to
Shareholders from:
Net investment income                                 (333,074)     (1,222,117)
Net realized gain on investment and
  foreign currency transactions                     (4,156,992)     (7,331,661)
Capital Stock Transactions
Net increase                                           202,889         386,183

Total increase                                       8,424,299         600,434
Net Assets
Beginning of period                                 88,399,294      87,798,860

End of period (including accumulated
  net investment income of
  $0 and $0, respectively)                         $96,823,593     $88,399,294


See notes to financial statements.


10 o THE SPAIN FUND


NOTES TO FINANCIAL STATEMENTS
May 31, 2006 (unaudited)


NOTE A

Significant Accounting Policies

The Spain Fund, Inc. (the "Fund") was incorporated in the state of Maryland on June 30, 1987 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Investment Manager") may establish procedures whereby changes in market yields or spreads are used to


THE SPAIN FUND o 11


adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

The exchange rate for the Euro at May 31, 2006 was .78 EUR to U.S. $1.00.

3. Taxes

It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


12 o THE SPAIN FUND


The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Spanish tax rates.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment; temporary differences, do not require such reclassification.

The Fund distributes to its shareholders an amount equal to 2.5% of the Fund's total net assets at the beginning of each of the first three quarters of the calendar year. With respect to the fourth quarter, an amount equal to at least 2.5% of the total net assets is distributed to shareholders. If these distributions exceed the Fund's aggregate net investment income and net realized capital gains with respect to a given year, the difference will generally constitute a return of capital to shareholders.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the Investment Management and Administration Agreement, the Fund pays the Investment Manager an annual rate of 0.85% on the first $50 million, 0.75% on the next $50 million, and 0.65% in excess of $100 million, of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2006 amounted to $69,566, of which none was paid to Banco Bilbao Vizcaya Argentaria.

Banco Bilbao Vizcaya Argentaria, serves as subcustodian of the Fund. Fees paid to the subcustodian are payable by the custodian from its fee. For the six months


THE SPAIN FUND o 13


ended May 31, 2006, the Fund earned $11,261 of interest income on cash balances maintained at the subcustodian. According to information filed with the Securities and Exchange Commission, Banco Bilbao-Vizcaya, S.A. owns approximately 17.5% of the outstanding shares of common stock of the Fund and is therefore an "affiliated person" as defined under the Investment Company Act of 1940. A director of the Fund is a director of Banco Bilbao Vizcaya Argentaria, an affiliate of the Sub-Adviser.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS") a wholly-owned subsidiary of the Investment Manager, the Fund reimburses ABIS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed ABIS $199 during the six months ended May 31, 2006.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2006, were as follows:

                                                    Purchases         Sales
Investment securities (excluding
  U.S. government securities)                      $23,464,545     $21,678,988
U.S. government securities                                  -0-             -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation                                      $43,104,674
Gross unrealized depreciation                                          (83,019)
Net unrealized appreciation                                        $43,021,655

Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.


14 o THE SPAIN FUND


Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE D

Capital Stock

During the six months ended May 31, 2006, the Fund issued 17,210 shares, in connection with the Fund's dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Concentration of Risk--Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of U.S. companies.

Investment in the Fund's shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Spanish equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of the market may further affect the Fund's investments.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


THE SPAIN FUND o 15


NOTE F

Distributions to Shareholders

The tax character for distributions to be paid for the fiscal year ending
November   30, 2006 will be determined at the end of the current fiscal year.
The tax character of distributions paid during the fiscal years ended November 30, 2005 and November 30, 2004 were as follows:

                                                       2005            2004
Distributions paid from:
  Ordinary income                                   $4,795,273      $7,505,567
  Long-term capital gains                            3,758,505              -0-

Total taxable distributions                          8,553,778       7,505,567

Total distributions paid                            $8,553,778      $7,505,567

As of November 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                                     $-0-(a)
Unrealized appreciation/(depreciation)                            35,248,126(b)
Total accumulated earnings/(deficit)                             $35,248,126

(a) The Fund utilized capital loss carryforwards of $8,044,505 during the fiscal year ended November 30, 2005. Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund's distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE G

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Investment Manager provide information to them. The Investment Manager has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Investment Manager and the SEC and NYAG in connection with the investigations mentioned above.


16 o THE SPAIN FUND


Numerous lawsuits have been filed against the Investment Manager and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Investment Manager believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Investment Manager confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAGOrder"). Among the key provisions of these agreements are the following:

(i) The Investment Manager agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Investment Manager agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Investment Manager agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Investment Manager's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.


THE SPAIN FUND o 17


On February 10, 2004, the Investment Manager received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and
(ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Investment Manager to produce documents concerning, among other things, any market timing or late trading in the Investment Manager's sponsored mutual funds. The Investment Manager responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Investment Manager. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On October 19, 2005, the WVAG Complaint was transferred to the Mutual fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Investment Manager and Alliance Holding. The Summary Order claims that the Investment Manager and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 26, 2006, the Investment Manager, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Investment Manager, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucion Compliant. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in


18 o THE SPAIN FUND


exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Investment Manager, including recovery of all fees paid to the Investment Manager pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Investment Manager and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

The Investment Manager believes that these matters are not likely to have a material adverse effect on the Fund or the Investment Manager's ability to perform advisory services relating to the Fund.


THE SPAIN FUND o 19


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                 Six Months
                                      Ended
                                May 31, 2006                           Year Ended November 30,
                                 (unaudited)          2005          2004         2003          2002        2001
Net asset value,
  beginning of period                 $10.12        $10.09         $8.41        $6.81         $8.39      $10.30
Income From Investment
  Operations
Net investment income (loss)(a)          .04           .14           .04(b)       .01          (.03)       (.03)
Net realized and unrealized
  gain (loss) on investment and
  foreign currency transactions         1.42           .87          2.51         2.22          (.79)       (.75)
Net increase (decrease) in net
  asset value from operations           1.46          1.01          2.55         2.23          (.82)       (.78)
Less: Dividends and
  Distributions
Dividends from net investment
  income                                (.04)         (.14)         (.04)        (.05)           -0-       (.02)
Distributions from net realized
  gain on investment and foreign
  currency transactions                 (.47)         (.84)         (.83)          -0-           -0-       (.48)
Tax return of capital                     -0-           -0-           -0-        (.58)         (.76)       (.63)
Total dividends and distributions       (.51)         (.98)         (.87)        (.63)         (.76)      (1.13)
Net asset value, end of period        $11.07        $10.12        $10.09        $8.41         $6.81       $8.39
Market value, end of period           $12.33        $12.43        $12.50        $9.57         $6.97       $8.55
Premium/(Discount)                     11.38%        22.83%        23.89%       13.79%         2.35%       1.91%
Total Return
Total investment return based on(c):
  Market value                          3.64%         7.95%        42.04%       49.25%        (9.74)%      0.49%
  Net asset value                      14.28%         8.88%        30.47%       34.24%       (10.13)%     (7.85)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                    $96,824       $88,399       $87,799      $72,817       $58,800     $72,001
Ratio to average net assets of:
  Expenses, net of waivers              1.62%(d)      1.65%         1.95%        2.19%         2.13%       1.91%
  Expenses, before waivers              1.62%(d)      1.65%         2.01%        2.19%         2.13%       1.91%
  Net investment income (loss)           .70%(d)      1.37%          .41%(b)      .11%         (.48)%      (.35)%
Portfolio turnover rate                   24%           22%           27%          26%           39%         34%


See footnote summary on page 21.


20 o THE SPAIN FUND


Financial Highlights

(a)  Based on average shares outstanding.

(b)  Net of waivers by the Investment Manager.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.


THE SPAIN FUND o 21


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Luis Abril Perez(1)
Daniel de Fernando Garcia
Inmaculada de Habsburgo-Lorena(1)
Antonio Eraso(1)
Ignacio Gomez-Acebo
Francisco Gomez Roldan(1)
Jose Ignacio Comenge(1)

OFFICERS

Marc O. Mayer, President
Edward D. Baker III(2), Senior Vice President
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Cristina Fernandez-Alepuz(2), Vice President
Siobhan McManus, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Dividend Paying Agent, Transfer Agent and Registrar
Computershare Trust Company N.A.
P.O. Box 43010
Providence, RI 02940-3010


(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee

(2) Mr. Baker and Ms. Fernandez-Alepuz are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock on the open market.

     This report, including the financial statements therein is transmitted to the shareholders of The Spain Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

     Annual Certifications - As required, on July 28, 2006, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.


22 o THE SPAIN FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS


-----------------------------------------
Wealth Strategies Funds
-----------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy
-----------------------------------------
Blended Style Funds
-----------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio
-----------------------------------------
Growth Funds
-----------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund*
-----------------------------------------
Value Funds
-----------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund
-----------------------------------------
Taxable Bond Funds
-----------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio
-----------------------------------------
Municipal Bond Funds
-----------------------------------------
National                 Michigan
Insured National         Minnesota
Arizona                  New Jersey
California               New York
Insured California       Ohio
Florida                  Pennsylvania
Massachusetts            Virginia
-----------------------------------------
Intermediate Municipal Bond Funds
-----------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York
-----------------------------------------
Closed-End Funds
-----------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II
-----------------------------------------
Retirement Strategies Funds
-----------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


THE SPAIN FUND o 23


SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the designation SpainFd. The daily net asset value of the Fund's shares are available from the Fund's Transfer Agent by calling (800) 219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc. and Morningstar, Inc. The Fund's NYSE trading symbol is "SNF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed End Funds".

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions or other distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.


24 o THE SPAIN FUND


Privacy Notice

AllianceBernstein, the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.


THE SPAIN FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


SPAIN-0152-0506


ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

       EXHIBIT NO.     DESCRIPTION OF EXHIBIT
       ----------      ------------------------
       12 (b) (1)      Certification of Principal Executive Officer Pursuant to
                       Section 302 of the Sarbanes-Oxley Act of 2002

       12 (b) (2)      Certification of Principal Financial Officer Pursuant to
                       Section 302 of the Sarbanes-Oxley Act of 2002

       12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  The Spain Fund, Inc.

By:     /s/ Marc O. Mayer
        -----------------------
        Marc O. Mayer
        President

Date:   July 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Marc O. Mayer
        -----------------------
        Marc O. Mayer
        President

Date:   July 28, 2006

By:     /s/ Mark D. Gersten
        -----------------------
        Mark D. Gersten
        Treasurer and Chief Financial Officer

Date:   July 28, 2006